THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE RESOLD BY HOLDER UNLESS IT IS SUBSEQUENTLY REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT IS AVAILABLE IN CONNECTION WITH SUCH RESALE.

                              5.8% PROMISSORY NOTE

U.S. $3,999,980                                          As of February 28, 1997

      FOR VALUE RECEIVED the undersigned, INTERFINANCE INV. CO. LTD. a Hong Kong corporation, having an address at Limmattalstr 10, CH-8954 Geroldswil, Switzerland ("Maker"), promises to pay, on February 28, 1998, in lawful money of the United States, to COMTELCO INTERNATIONAL INC., a Delaware corporation, having an address at c/o Walter Epstein, Esq. Rubin Baum Levin Constant & Friedman, 30 Rockefeller Plaza, New York, New York 10112 ("Holder"), or assigns, the principal amount of Three Million Nine Hundred Ninety Nine Thousand Nine Hundred Eighty (U.S. $3,999,980) UNITED STATES DOLLARS, together with interest thereon at an annual rate of 5.8% from the date of this Note until this Note is paid in full.

      All payments due and payable on this Note shall be made directly by wire transfer of immediately available funds to an account designated by Holder to Maker in writing, or at such other bank or agency or, in such other manner as Holder shall have designated by written notice to Maker.

      Maker represents and warrants as follows:

                  (i) Maker is a company duly incorporated, validly existing and in good standing under the laws of its jurisdiction of organization and each other jurisdiction where the character of the property owned or leased by Maker, or the nature of the business conducted by Maker, makes such qualification necessary;

                  (ii) Maker has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as proposed to be conducted;

                  (iii) Maker has all necessary corporate power and has taken, or caused to be taken, all corporate and shareholder action required to make all the provisions of this Note and any other agreements and instruments executed in connection herewith and therewith the valid and enforceable obligations they purport to be; and

                  (iv) No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the offer, issuance, sale, execution or delivery by Maker, or for the performance by it of its obligations under, this Note.

      This Note shall, at the option of the Holder, without notice or demand, forthwith become due and payable if any one or more of the following events (which events are hereinafter referred to individually as an "Event of Default" and collectively as "Events of Default") shall occur:

            (i) Any payment of principal, interest or any other amount due under the Note is not made when and as such payment is due;

            (ii) Any covenant, warranty, representation or other statement made by or on behalf of Maker in this Note, or in any instrument furnished in compliance with this Note, is false in any material respect when made;

            (iii) Maker shall commence any case, proceeding or other action (a) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or

(b) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or Maker shall make a general assignment for the benefit of its creditors;

            (iv) There shall be commenced against Maker, any case, proceeding or other action of a nature referred to in clause (iii) above which (a) results in the entry of an order for relief or any such adjudication or appointment and (b) remains undismissed, undischarged or unbonded for a period of 60 days;

            (v) There shall be commenced against Maker any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets;

            (vi) Maker shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (iii), (iv) or (v) above; or

            (vii) Maker shall default under any agreement or instrument for borrowed money or for the deferred purchase price of property or services or evidenced by notes, bonds or other instruments.

      If this Note is past due and is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceedings, then Maker shall pay to Holder all attorneys' fees, costs and expenses incurred in connection therewith in addition to all other amounts due hereunder.

      Maker and any and all others who are now or may become liable for all or any part of the obligations of Maker under this Note (all of the foregoing being referred to collectively herein as the "Obligors") agree to be jointly and severally bound hereby and jointly and severally (i) waive presentment and demand for payment, notices of nonpayment and dishonor, protest of dishonor and notice of protest; (ii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of the payment hereof or hereunder; (iii) waive any and all lack of diligence and delays in enforcement of the payment hereof; (iv) agree that the liability of each of the Obligors shall be unconditional and without regard to the liability of any other person or entity for the payment hereof and shall not in any manner be affected by any indulgence or forbearance granted or consented to by Holder to any of them with respect hereto; (v) consent to any and all extensions of time, renewals, waivers or modifications which may be granted by the Holder with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof or any part hereof, with or without substitution, and to the release of any person or entity liable for the payment hereof; and (vi) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for the payment hereof, and agree that the addition of any such Obligors or security shall not affect the liability of any of the Obligors for the payment hereof.

      Maker may prepay this Note in whole or in part, together with all accrued and unpaid interest hereon, without the prior consent of Holder and without penalty or premium. All payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Maker to make payments of principal and interest in accordance with the terms of this Note.

      The obligations of Maker hereunder are absolute and unconditional and are not subject to any advances, offsets or counterclaims which Maker, its successors or assigns, or any subsidiary or affiliate of any of them, may now or hereafter have against the Holder.

      Maker agrees that in any litigation arising out of or relating to this Note, it will waive trial by jury and not impose any setoff or counterclaim of any nature or description, and Maker shall be absolutely and unconditionally liable hereunder.

      This Note shall be binding upon any successor to Maker.

      Maker agrees that this Note and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws and decisions of the State of Delaware, without reference to the principles of conflicts of laws.

                                    INTERFINANCE INV. CO. LTD.


                                    By:
                                       ----------------------------------
                                       Name:  Ulrich Ernst
                                       Title: President

                                    Payments

              Payments          Unpaid Principal Balance      Name of Person
Date     Principal/Interest              of Note              Making Notation
----     ------------------              -------              ---------------


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